As filed with the Securities and Exchange Commission on July 19, 2010.

Registration No. 333-168017

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

CLEAR CHANNEL WORLDWIDE HOLDINGS, INC.*

(Exact name of registrant as specified in its charter)

Nevada	7310	20-2232023
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Number)	(I.R.S. Employer Identification No.)

200 East Basse Road

San Antonio, Texas 78209

Telephone: (210) 832-3700

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Robert H. Walls, Jr.

Executive Vice President, General Counsel and Secretary

Clear Channel Outdoor Holdings, Inc.

200 East Basse Road

San Antonio, Texas 78209

Telephone: (210) 832-3700

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

James S. Rowe

Kirkland & Ellis LLP

300 North LaSalle

Chicago, Illinois 60654

Telephone: (312) 862-2000

*	The co-registrants listed on the next page are also included in this Form S-4 Registration Statement as additional registrants.

Approximate date of commencement of proposed sale of the securities to the public: The exchange will occur as soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Additional Registrants*	Primary Standard Industrial Classification Number	Jurisdiction of Formation	I.R.S. Employer Identification No.
Clear Channel Outdoor Holdings, Inc.	7310	Delaware	86-0812139
Clear Channel Outdoor, Inc.	7310	Delaware	86-0801051
Clear Channel Adshel, Inc.	7310	Delaware	13-3935813
1567 Media LLC	7310	Delaware	74-2980035
Clear Channel Spectacolor, LLC	7310	Delaware	74-2951415
Clear Channel Outdoor Holdings Company Canada	7310	Delaware	74-2951063
Outdoor Management Services, Inc.	7310	Nevada	16-1643708
In-ter-space Services, Inc.	7310	Pennsylvania	23-1940160

*	The address and agent for service of process for each of the additional registrants are the same as for Clear Channel Worldwide Holdings, Inc.

Explanatory Note

This Amendment No. 1 to the Registrants’ Registration Statement on Form S-4 (Commission File No. 333-168017) is being filed solely for the purpose of filing Exhibits 5.1, 5.2 and 5.3 thereto, and no changes or additions are being made hereby to the prospectus that forms a part of the Registration Statement. Accordingly, the prospectus is being omitted from this filing.

PART II: INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 20.	INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Nevada

Clear Channel Worldwide Holdings, Inc. and Outdoor Management Services, Inc. are each incorporated under the laws of the State of Nevada.

Section 78.7502 of the Nevada Revised Statutes, as the same exists or may hereafter be amended (the “NRS”), permits a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he:

(a) is not liable for a breach of his or her fiduciary duties as a director or officer and the breach of those duties involved intentional misconduct, fraud or a knowing violation of law; or

(b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter, the corporation is required to indemnify him against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense.

Section 78.752 of the NRS allows a corporation to purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the corporation has the authority to indemnify him against such liability and expenses.

No financial arrangement made pursuant to Section 78.752 may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals, to be liable for intentional misconduct, fraud or a knowing violation of law, except with respect to the advancement of expenses or indemnification ordered by a court.

The by-laws for each of Clear Channel Worldwide Holdings, Inc. and Outdoor Management Services, Inc. provide for the indemnification of all current and former directors and officers to the fullest extent permitted by law.

Delaware

Clear Channel Outdoor Holdings, Inc., Clear Channel Outdoor, Inc., Clear Channel Adshel, Inc., 1567 Media LLC, Clear Channel Spectacolor, LLC and Clear Channel Outdoor Holdings Company Canada are each incorporated under the laws of the State of Delaware.

Section 145 (“Section 145”) of the Delaware General Corporation Law, as the same exists or may hereafter be amended (the “DGCL”), provides that a Delaware corporation may indemnify any persons who were, are or are threatened to be made, parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation’s best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was illegal. A Delaware corporation may indemnify any persons who are, were or are threatened to be made, a party to any threatened, pending or completed action or suit by or in the right of the corporation by reasons of the fact that such person was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation’s best interests, provided that no indemnification is permitted without judicial approval if the officer, director, employee or agent is adjudged to be liable to the corporation. Where an officer, director, employee or agent is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director has actually and reasonably incurred.

Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against him and incurred by him in any such capacity, arising out of his status as such, whether or not the corporation would otherwise have the power to indemnify him under Section 145.

The certificate of incorporation for each of Clear Channel Outdoor Holdings, Inc., Clear Channel Outdoor, Inc., Clear Channel Adshel, Inc., 1567 Media LLC, Clear Channel Spectacolor, LLC and Clear Channel Outdoor Holdings Company Canada provides for the indemnification of all current and former directors and officers to the fullest extent of the DGCL.

Pennsylvania

In-ter-space Services, Inc. is incorporated under the laws of the State of Pennsylvania.

Section 1741 of the Pennsylvania Business Corporation Law of 1988, as the same exists or may hereafter be amended (the “Business Corporation Law”) provides that a business corporation may indemnify directors and officers against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending or completed action or proceeding (other than an action by or in the right of the corporation), provided that the person in question acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Section 1742 provides that a business corporation may indemnify its directors and officers solely against expenses (including attorneys’ fees) if the action or proceeding is by or in the right of the corporation. In addition, Section 1742 states that indemnification shall not be made if the person has been adjudged to be liable to the corporation unless and only to the extent it is judicially determined upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, the person is fairly and reasonably entitled to indemnification for certain expenses. Section 1743 requires a corporation to indemnify its directors and officers against expenses they may incur in defending actions against them in such capacities if they are successful on the merits or otherwise in the defense of such actions.

Section 1746 of the Business Corporation Law grants a corporation broad authority to indemnify its directors, officers and other agents for liabilities and expenses incurred in such capacity, except in circumstances where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness.

The by-laws for In-ter-space Services, Inc. provide that any person that is or was a director or officer of the corporation shall be indemnified against the reasonable expenses, including attorney’s fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceedings, or in connection with any appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding, or in connection with any appeal therein that such officer or director is liable for negligence or misconduct in the performance of his duties. The foregoing right of indemnification shall not be deemed exclusive of any other rights to which any officer or director may be entitled. The amount of indemnity to which any officer or any director may be entitled shall be fixed by the Board of Directors, except that in any case where there is no disinterested majority of the Board available, the amount shall be fixed by arbitration pursuant to the then existing rules of the American Arbitration Association.

Insurance

The registrants also maintain, at their expense, policies of insurance which insure their respective directors and officers, subject to exclusions and deductions as are usual in these kinds of insurance policies, against specified liabilities which may be incurred in those capacities.

ITEM 21.	EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

Exhibits and Financial Statement Schedules

(a) The attached Exhibit Index is incorporated herein by reference.

(b) The financial statement schedules set forth in the Annual Report on Form 10-K of Clear Channel Outdoor Holdings for the year ended December 31, 2009 are incorporated herein by reference.

ITEM 22.	UNDERTAKINGS.

The undersigned registrants hereby undertake:

(a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) To remove from the registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) That, for purposes of determining liability under the Securities Act to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) That, for the purpose of determining liability of the registrants under the Securities Act to any purchaser in the initial distribution of the securities: The undersigned registrants undertake that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will each be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

(ii) any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrants;

(iii) the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrants; and

(iv) any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

(f) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(g) To deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X are not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

(h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the provisions described in Item 20, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(i) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), or 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the date of the registration statement through the date of responding to the request.

(j) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

EXHIBIT INDEX

Exhibit No.	Description

3.1*	Articles of Incorporation of Clear Channel Worldwide Holdings, Inc.

3.2*	By-Laws of Clear Channel Worldwide Holdings, Inc.

3.3	Amended and Restated Certificate of Incorporation of Clear Channel Outdoor Holdings, Inc. (incorporated herein by reference to Exhibit 3.1 to the Company’s Annual Report on Form 10-K filed March 31, 2006).

3.4	Amended and Restated By-Laws of Clear Channel Outdoor Holdings, Inc., as amended (incorporated herein by reference to Exhibit 3.2 to the Company’s Annual Report on Form 10-K filed February 14, 2008).

3.5*	Certificate of Incorporation of Clear Channel Outdoor, Inc., as amended.

3.6*	By-Laws of Clear Channel Outdoor, Inc., as amended.

3.7*	Certificate of Incorporation of Clear Channel Adshel, Inc., as amended.

3.8*	By-Laws of Clear Channel Adshel, Inc.

3.9*	Certificate of Formation of 1567 Media LLC.

3.10*	Amended and Restated Limited Liability Company Agreement of 1567 Media LLC.

3.11*	Certificate of Formation of Clear Channel Spectacolor, LLC, as amended.

3.12*	Amended and Restated Limited Liability Company Agreement of Clear Channel Spectacolor, LLC.

3.13*	Certificate of Incorporation of Clear Channel Outdoor Holdings Company Canada, as amended.

3.14*	By-Laws of Clear Channel Outdoor Holdings Company Canada, as amended.

3.15*	Articles of Incorporation of Outdoor Management Services, Inc.

3.16*	Code of Bylaws of Outdoor Management Services, Inc.

3.17*	Articles of Incorporation of In-ter-space Services, Inc., as amended.

3.18*	By-Laws of In-ter-space Services, Inc.

4.1	Indenture with respect to 9.25% Series A Senior Notes due 2017, dated as of December 23, 2009, among Clear Channel Worldwide Holdings, Inc., the note guarantors named therein and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.3 to the Company’s Annual Report on Form 10-K filed March 16, 2010).

4.2	Indenture with respect to 9.25% Series B Senior Notes due 2017, dated as of December 23, 2009, among Clear Channel Worldwide Holdings, Inc., the note guarantors named therein and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.4 to the Company’s Annual Report on Form 10-K filed March 16, 2010).

4.3*	Series A Senior Note Supplemental Indenture, dated as of June 30, 2010, among Clear Channel Worldwide Holdings, Inc., the note guarantors named therein and U.S. Bank National Association, as trustee.

4.4	Form of Series A Note (attached as exhibit to Exhibit 4.1).

4.5	Form of Series B Note (attached as exhibit to Exhibit 4.2).

5.1**	Opinion of Kirkland & Ellis LLP.

5.2**	Opinion of Snell & Wilmer L.L.P.

5.3**	Opinion of Ballard Spahr LLP.

Exhibit No.	Description

10.1	Purchase Agreement, dated December 18, 2009 among Clear Channel Worldwide Holdings, Inc. and Goldman, Sachs & Co., on behalf of itself and as a representative of Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Moelis & Company LLC, Banc of America Securities LLC and Barclays Capital Inc. (incorporated herein by reference to Exhibit 10.20 to the Company’s Annual Report on Form 10-K filed March 16, 2010).

10.2	Master Agreement, dated November 16, 2005, between Clear Channel Outdoor Holdings, Inc. and Clear Channel Communications, Inc. (incorporated herein by reference to Exhibit 10.1 to the Company’s Annual Report on Form 10-K filed March 31, 2006).

10.3	Series A Registration Rights Agreement, dated as of December 23, 2009, among Clear Channel Worldwide Holdings, Inc., the note guarantors named therein and Goldman, Sachs & Co., on behalf of itself and as a representative of Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Moelis & Company LLC, Banc of America Securities LLC and Barclays Capital Inc. (incorporated herein by reference to Exhibit 10.21 to the Company’s Annual Report on Form 10-K filed March 16, 2010).

10.4	Series B Registration Rights Agreement, dated as of December 23, 2009, among Clear Channel Worldwide Holdings, Inc., the note guarantors named therein and Goldman, Sachs & Co., on behalf of itself and as a representative of Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Moelis & Company LLC, Banc of America Securities LLC and Barclays Capital Inc. (incorporated herein by reference to Exhibit 10.22 to the Company’s Annual Report on Form 10-K filed March 16, 2010).

10.5	Corporate Services Agreement dated November 16, 2005 between Clear Channel Outdoor Holdings, Inc. and Clear Channel Management Services, L.P. (incorporated herein by reference to Exhibit 10.3 to the Company’s Annual Report on Form 10-K filed March 31, 2006).

10.6	Tax Matters Agreement dated November 10, 2005 between Clear Channel Outdoor Holdings, Inc. and Clear Channel Communications, Inc. (incorporated herein by reference to Exhibit 10.4 to the Company’s Annual Report on Form 10-K filed March 31, 2006).

10.7	Employee Matters Agreement dated November 10, 2005 between Clear Channel Outdoor Holdings, Inc. and Clear Channel Communications, Inc. (incorporated herein by reference to Exhibit 10.5 to the Company’s Annual Report on Form 10-K filed March 31, 2006).

10.8	Amended and Restated License Agreement dated November 10, 2005 between Clear Channel Identity, L.P. and Outdoor Management Services, Inc. (incorporated herein by reference to Exhibit 10.6 to the Company’s Annual Report on Form 10-K filed March 31, 2006).

10.9	Revolving Promissory Note dated November 10, 2005 payable by Clear Channel Outdoor Holdings, Inc. to Clear Channel Communications, Inc. in the original principal amount of $1,000,000,000 (incorporated herein by reference to Exhibit 10.7 to the Company’s Annual Report on Form 10-K filed March 31, 2006).

10.10	Revolving Promissory Note dated November 10, 2005 payable by Clear Channel Communications, Inc. to Clear Channel Outdoor Holdings, Inc. in the original principal amount of $1,000,000,000 (incorporated herein by reference to Exhibit 10.8 to the Company’s Annual Report on Form 10-K filed March 31, 2006).

10.11	Senior Unsecured Term Promissory Note dated August 2, 2005 in the original principal amount of $2.5 billion (incorporated herein by reference to Exhibit 10.9 to the Registration Statement on Form S-1 filed August 10, 2005 (File No. 333-127375)).

Exhibit No.	Description

10.12	First Amendment to Senior Unsecured Term Promissory Note dated October 7, 2005 (incorporated herein by reference to Exhibit 10.10 to the Registration Statement on Form S-1 filed August 10, 2005 (File No. 333-127375)).

10.13	Clear Channel Outdoor Holdings, Inc. 2005 Stock Incentive Plan, as amended and restated (incorporated herein by reference to Exhibit 10.2 to the Company’s Report on Form 8-K dated April 30, 2007).

10.14	Form of Option Agreement under the Clear Channel Outdoor Holdings, Inc. 2005 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.2 to the Registration Statement on Form S-8 filed December 9, 2005 (File No. 333-130229)).

10.15	Form of Restricted Stock Award Agreement under the Clear Channel Outdoor Holdings, Inc. 2005 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.3 to the Registration Statement on Form S-8 filed December 9, 2005 (File No. 333-130229)).

10.16	Clear Channel Communications, Inc. 401(k) Savings Plan, as amended and restated (incorporated herein by reference to Exhibit 4.4 to the Registration Statement on Form S-8 filed June 11, 2010 (File No. 333-167468)).

10.17	2006 Annual Incentive Plan of Clear Channel Outdoor Holdings, Inc. (incorporated herein by reference to Exhibit 10.1 to the Company’s Report on Form 8-K dated April 30, 2007).

10.18	Amended and Restated Employment Agreement, dated June 23, 2010 by and between Clear Channel Communications, Inc., CC Media Holdings, Inc. and Mark P. Mays (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 24, 2010).

10.19	Second Amendment to Senior Executive Option Agreement, dated June 23, 2010, between Mark P. Mays and CC Media Holdings, Inc. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed June 24, 2010).

10.20	Amended and Restated Employment Agreement, dated as of December 22, 2009, by and among Randall T. Mays, Clear Channel Communications, Inc. and CC Media Holdings, Inc. (incorporated herein by reference to Exhibit 10.18 to the Company’s Annual Report on Form 10-K filed March 16, 2010)

10.21	Employment Agreement by and between Clear Channel Outdoor Holdings, Inc. and Paul J. Meyer dated August 5, 2005 (incorporated herein by reference to Exhibit 10.1 to the Clear Channel Communications, Inc. Form 8-K (File No. 1-9645) filed August 10, 2005).

10.22	Contract of Employment by and between C. William Eccleshare and Clear Channel Outdoor Ltd dated August 31, 2009 (incorporated herein by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed November 9, 2009).

10.23	First Amendment, dated as of December 23, 2009, to the Revolving Promissory Note, dated as of November 10, 2005, by Clear Channel Communications, Inc., as Maker, to Clear Channel Outdoor Holdings, Inc. (incorporated herein by reference to Exhibit 10.24 to the Company’s Annual Report on Form 10-K filed March 16, 2010).

10.24	First Amendment, dated as of December 23, 2009, to the Revolving Promissory Note, dated as of November 10, 2005, by Clear Channel Outdoor Holdings, Inc., as Maker, to Clear Channel Communications, Inc. (incorporated herein by reference to Exhibit 10.25 to the Company’s Annual Report on Form 10-K filed March 16, 2010).

Exhibit No.	Description

10.25	Employment Separation Agreement, dated as of October 19, 2009, by and between Clear Channel Communications, Inc. and Herbert W. Hill (incorporated by reference to Exhibit 10.2 to the Company’s Amendment to Form 10-Q filed November 13, 2009).

10.26	Contract of Employment, dated as of October 30, 2009, by and between Clear Channel Outdoor Ltd and Jonathan Bevan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 11, 2009).

10.27	Employment Agreement, effective as of December 15, 2009, by and between Clear Channel Outdoor Holdings, Inc. and Ronald Cooper (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 11, 2009).

10.28	Form of Independent Director Indemnification Agreement (incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed June 3, 2009).

10.29	Form of Affiliate Independent Director Indemnification Agreement (incorporated herein by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed June 3, 2009).

10.30	Series A Senior Notes Proceeds Loan Agreement, dated as of December 23, 2009, by and between Clear Channel Worldwide Holdings, Inc. and Clear Channel Outdoor, Inc. (incorporated herein by reference to Exhibit 10.26 to the Company’s Annual Report on Form 10-K filed March 16, 2010).

10.31	Series B Senior Notes Proceeds Loan Agreement, dated as of December 23, 2009, by and between Clear Channel Worldwide Holdings, Inc. and Clear Channel Outdoor, Inc. (incorporated herein by reference to Exhibit 10.27 to the Company’s Annual Report on Form 10-K filed March 16, 2010).

21	Subsidiaries of Clear Channel Outdoor Holdings, Inc. (incorporated by reference to Exhibit 21 to the Company’s Annual Report on Form 10-K filed March 16, 2010).

23.1*	Consent of Ernst & Young LLP.

23.2**	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).

23.3**	Consent of Snell & Wilmer L.L.P. (included in Exhibit 5.2).

23.4**	Consent of Ballard Spahr LLP (included in Exhibit 5.3).

24*	Power of Attorney (included on the signature pages to the registration statement).

25*	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939 of U.S. Bank National Association.

99.1*	Form of Letter of Transmittal.

99.2*	Form of Tender Instructions.

99.3*	Form of Notice of Guaranteed Delivery.

*	Previously filed with the Securities and Exchange Commission as an exhibit to the Clear Channel Worldwide Holdings, Inc. Form S-4 filed on July 7, 2010.
**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Clear Channel Worldwide Holdings, Inc., a Nevada corporation, has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on July 19, 2010.

CLEAR CHANNEL WORLDWIDE HOLDINGS, INC.

By:	*
Name:	Mark P. Mays President and Chief Executive Officer
Title:

*****

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated on the dates indicated.

Signature	Title	Date

* Mark P. Mays	President and Chief Executive Officer (principal executive officer) and Director	July 19, 2010

* Thomas W. Casey	Chief Financial Officer (principal financial officer)	July 19, 2010

* Scott D. Hamilton	Chief Accounting Officer (principal accounting officer)	July 19, 2010

* Randall T. Mays	Director	July 19, 2010

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to Registration Statement on Form S-4 pursuant to the Power of Attorney executed by the above-named officers and directors of Clear Channel Worldwide Holdings, Inc. and previously filed with the Securities and Exchange Commission.

/S/ ROBERT H. WALLS, JR.
Robert H. Walls, Jr.
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Clear Channel Outdoor Holdings, Inc., a Delaware corporation, has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on July 19, 2010.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

By:	*
Name:	Mark P. Mays President and Chief Executive Officer
Title:

*****

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated on the dates indicated.

Signature	Title	Date

* Mark P. Mays	President and Chief Executive Officer (principal executive officer) and Director	July 19, 2010

* Thomas W. Casey	Chief Financial Officer (principal financial officer)	July 19, 2010

* Scott D. Hamilton	Chief Accounting Officer (principal accounting officer)	July 19, 2010

* Randall T. Mays	Director	July 19, 2010

* Margaret W. Covell	Director	July 19, 2010

* Blair E. Hendrix	Director	July 19, 2010

* Douglas L. Jacobs	Director	July 19, 2010

* Daniel G. Jones	Director	July 19, 2010

* Marsha M. Shields	Director	July 19, 2010

Signature	Title	Date

* Dale W. Tremblay	Director	July 19, 2010

* Scott R. Wells	Director	July 19, 2010

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to Registration Statement on Form S-4 pursuant to the Power of Attorney executed by the above-named officers and directors of Clear Channel Outdoor Holdings, Inc. and previously filed with the Securities and Exchange Commission.

/S/ ROBERT H. WALLS, JR.
Robert H. Walls, Jr.
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Clear Channel Outdoor, Inc., a Delaware corporation, has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on July 19, 2010.

CLEAR CHANNEL OUTDOOR, INC.

By:	*
Name:	Mark P. Mays President and Chief Executive Officer
Title:

*****

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated on the dates indicated.

Signature	Title	Date

* Mark P. Mays	President and Chief Executive Officer (principal executive officer) and Director	July 19, 2010

* Thomas W. Casey	Chief Financial Officer (principal financial officer)	July 19, 2010

* Scott D. Hamilton	Chief Accounting Officer (principal accounting officer)	July 19, 2010

* Randall T. Mays	Director	July 19, 2010

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to Registration Statement on Form S-4 pursuant to the Power of Attorney executed by the above-named officers and directors of Clear Channel Outdoor, Inc. and previously filed with the Securities and Exchange Commission.

/S/ ROBERT H. WALLS, JR.
Robert H. Walls, Jr.
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Clear Channel Adshel, Inc., a Delaware corporation, has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on July 19, 2010.

CLEAR CHANNEL ADSHEL, INC.

By:	*
Name:	Mark P. Mays President and Chief Executive Officer
Title:

*****

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated on the dates indicated.

Signature	Title	Date

* Mark P. Mays	President and Chief Executive Officer (principal executive officer) and Director	July 19, 2010

* Thomas W. Casey	Chief Financial Officer (principal financial officer)	July 19, 2010

* Scott D. Hamilton	Chief Accounting Officer (principal accounting officer)	July 19, 2010

* Randall T. Mays	Director	July 19, 2010

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to Registration Statement on Form S-4 pursuant to the Power of Attorney executed by the above-named officers and directors of Clear Channel Adshel, Inc. and previously filed with the Securities and Exchange Commission.

/S/ ROBERT H. WALLS, JR.
Robert H. Walls, Jr.
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, 1567 Media LLC, a Delaware limited liability company, has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on July 19, 2010.

1567 MEDIA LLC

By:	*
Name:	Mark P. Mays President and Chief Executive Officer
Title:

*****

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated on the dates indicated.

Signature	Title	Date

* Mark P. Mays	President and Chief Executive Officer (principal executive officer) and Director	July 19, 2010

* Thomas W. Casey	Chief Financial Officer (principal financial officer)	July 19, 2010

* Scott D. Hamilton	Chief Accounting Officer (principal accounting officer)	July 19, 2010

* Randall T. Mays	Director	July 19, 2010

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to Registration Statement on Form S-4 pursuant to the Power of Attorney executed by the above-named officers and directors of 1567 Media LLC and previously filed with the Securities and Exchange Commission.

/S/ ROBERT H. WALLS, JR. Robert H. Walls, Jr. Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Clear Channel Spectacolor, LLC, a Delaware limited liability company, has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on July 19, 2010.

CLEAR CHANNEL SPECTACOLOR, LLC

By:	*
Name:	Mark P. Mays President and Chief Executive Officer
Title:

*****

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated on the dates indicated.

Signature	Title	Date

* Mark P. Mays	President and Chief Executive Officer (principal executive officer) and Director	July 19, 2010

* Thomas W. Casey	Chief Financial Officer (principal financial officer)	July 19, 2010

* Scott D. Hamilton	Chief Accounting Officer (principal accounting officer)	July 19, 2010

* Randall T. Mays	Director	July 19, 2010

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to Registration Statement on Form S-4 pursuant to the Power of Attorney executed by the above-named officers and directors of Clear Channel Spectacolor, LLC and previously filed with the Securities and Exchange Commission.

/S/ ROBERT H. WALLS, JR. Robert H. Walls, Jr. Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Clear Channel Outdoor Holdings Company Canada, a Delaware corporation, has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on July 19, 2010.

CLEAR CHANNEL OUTDOOR HOLDINGS COMPANY CANADA

By:	*
Name:	Mark P. Mays President and Chief Executive Officer
Title:

*****

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated on the dates indicated.

Signature	Title	Date

* Mark P. Mays	President and Chief Executive Officer (principal executive officer) and Director	July 19, 2010

* Thomas W. Casey	Chief Financial Officer (principal financial officer)	July 19, 2010

* Scott D. Hamilton	Chief Accounting Officer (principal accounting officer)	July 19, 2010

* Randall T. Mays	Director	July 19, 2010

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to Registration Statement on Form S-4 pursuant to the Power of Attorney executed by the above-named officers and directors of Clear Channel Outdoor Holdings Company Canada, and previously filed with the Securities and Exchange Commission.

/S/ ROBERT H. WALLS, JR. Robert H. Walls, Jr. Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Outdoor Management Services, Inc., a Nevada corporation, has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on July 19, 2010.

OUTDOOR MANAGEMENT SERVICES, INC.

By:	*
Name:	Mark P. Mays President and Chief Executive Officer
Title:

*****

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated on the dates indicated.

Signature	Title	Date

* Mark P. Mays	President and Chief Executive Officer (principal executive officer) and Director	July 19, 2010

* Thomas W. Casey	Chief Financial Officer (principal financial officer)	July 19, 2010

* Scott D. Hamilton	Chief Accounting Officer (principal accounting officer)	July 19, 2010

* Randall T. Mays	Director	July 19, 2010

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to Registration Statement on Form S-4 pursuant to the Power of Attorney executed by the above-named officers and directors of Outdoor Management Services, Inc., and previously filed with the Securities and Exchange Commission.

/S/ ROBERT H. WALLS, JR. Robert H. Walls, Jr. Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, In-ter-space Services, Inc., a Pennsylvania corporation, has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on July 19, 2010.

IN-TER-SPACE SERVICES, INC.

By:	*
Name:	Mark P. Mays President and Chief Executive Officer
Title:

*****

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated on the dates indicated.

Signature	Title	Date

* Mark P. Mays	President and Chief Executive Officer (principal executive officer) and Director	July 19, 2010

* Thomas W. Casey	Chief Financial Officer (principal financial officer)	July 19, 2010

* Scott D. Hamilton	Chief Accounting Officer (principal accounting officer)	July 19, 2010

* Randall T. Mays	Director	July 19, 2010

*	The undersigned, by signing his name hereto, does sign and execute this Amendment No. 1 to Registration Statement on Form S-4 pursuant to the Power of Attorney executed by the above-named officers and directors of In-ter-space Services, Inc., and previously filed with the Securities and Exchange Commission.

/S/ ROBERT H. WALLS, JR. Robert H. Walls, Jr. Attorney-in-Fact